UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 8, 2025
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(650) 564-7820

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Warrants	MNTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01           Entry into a Material Definitive Agreement

On September 8, 2025, Momentus Inc. (“Momentus” or the “Company”) entered into a Note Amendment Agreement with Space Infrastructures Ventures, LLC (“SIV”) to, among other things, amend and restate two outstanding secured convertible note agreements previously issued to SIV.

The amendments, among other things, (i) extend the maturity date under the secured convertible promissory note dated October 24, 2024, (as amended, the “October 2024 Convertible Note”) from October 24, 2025 until March 1, 2026, (ii) provide for repayment of the $2.7 million in outstanding principal amount under the October 2024 Convertible Note in two tranches, with the first tranche of $1.0 million due on December 1, 2025, and the remaining $1.7 million, plus unpaid accrued interest, due at maturity on March 1, 2026, and (iii) extend the maturity date of the secured convertible promissory note dated July 12, 2024 (as amended, the “July 2024 Convertible Note” and, together with the October 2024 Convertible Note, the “Convertible Notes”) with respect to the remaining $300,196.32 of principal, plus unpaid accrued interest from September 1, 2025 to December 1, 2025.

The amendments also change the conversion price at which amounts of principal and interest outstanding under both notes may be converted into shares of the Company’s Class A common stock, par value $0.00001 per share (“Common Stock”) to an amount equal to the lower of (i) $1.11 per share and (ii) a 10% discount to the closing price of the Common Stock on the day prior to each conversion, but in no event lower than $0.20 per share (the “Conversion Price”). SIV has agreed to use reasonable efforts to cause amounts outstanding under the Convertible Notes to be converted into shares of Common Stock from time to time, subject to market conditions, and provided that sales of shares of Common Stock converted at a Conversion Price of $1.11 per share on any given trading day are limited to no more than 15% of the average daily trading volume of the Common Stock as reported by The Nasdaq Stock Market LLC (“Nasdaq”), and shares of Common Stock converted at a Conversion Price lower than $1.11 per share sold on any given trading day are limited to no more than 10% of the average trading volume of the Common Stock as reported by Nasdaq.

In connection with the amendments to the Convertible Notes, the Company issued to SIV warrants to purchase up to 2,000,000 shares of Common Stock at an exercise price of $1.11. The Company also agreed to lower the exercise price of outstanding warrants to purchase up to 463,223 shares of Common Stock held by SIV to $1.11 per share.

The amendments also permit the Company to incur up to $4 million of indebtedness on or after December 1, 2025 that is pari passu with the unpaid balance of the Convertible Notes, provided that the Company issues to SIV warrants to purchase up to 10% of the total number of shares of Common Stock SIV has converted under both Convertible Notes after September 8, 2025, with the exercise price per share to correspond with the Conversion Price applicable under the Convertible Notes at the time of the debt incurrence. Thereafter, the Company would continue to issue to SIV warrants to purchase shares of Common Stock equal to 10% of shares converted from time to time under the Convertible Notes, with the warrants having an exercise price equal to the corresponding Conversion Price at the time of issuance.

The Company also agreed to register the resale by SIV of the shares of Common Stock issuable upon conversion of the Convertible Notes and the warrants issued pursuant to the Convertible Notes.

The Convertible Notes and the warrants issued to SIV cannot be converted or exercised if it would cause the aggregate number of shares of Class A common stock beneficially owned by SIV (together with its affiliates) to exceed 4.99% of the number of shares of Class A common stock outstanding immediately after giving effect to the conversion or exercise, as applicable. By written notice, SIV may, with the agreement of the Company, from time to time increase or decrease this ownership limitation to any other percentage. Conversion of the Convertible Notes and exercise of the warrants by SIV is also subject to compliance with applicable Nasdaq rules. The Company has agreed to use commercially reasonable efforts to obtain stockholder approval of the issuance of shares of Common Stock pursuant to the Convertible Notes and the warrants issued to SIV in order to satisfy Nasdaq rules by November 8, 2025.

Except as amended, the remaining terms of the Convertible Notes remain in full force and effect.

The foregoing description of the amendments to the Convertible Notes does not purport to be complete and is qualified in its entirety by reference to the Note Amendment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein, the Amended and Restated Secured Convertible Promissory Note for the July 2024 Convertible Note, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein, and the Amended and Restated Secured Convertible Promissory Note for the October 2024 Convertible Note, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure contained in Item 1.01 of this Current Report is incorporated by reference in this Item 2.03.

Item 3.02           Unregistered Sales of Equity Securities

The information contained above in Item 1.01 of this Current Report on Form 8-K related to the warrants issued to SIV (the “Securities”) is hereby incorporated by reference into this Item 3.02. The Securities were sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506(c) of Regulation D promulgated under the Securities Act as sales to accredited investors and in reliance on similar exemptions under applicable state laws.

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Note Amendment Agreement, dated September 8, 2025, by and between Space Infrastructures Ventures, LLC and Momentus Inc.
10.2	Amended and Restated Secured Convertible Promissory Note, dated September 8, 2025, by and between Space Infrastructures Ventures, LLC and Momentus Inc.
10.3	Amended and Restated Secured Convertible Promissory Note, dated September 8, 2025, by and between Space Infrastructures Ventures, LLC and Momentus Inc.
10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ John Rood
Name:	John Rood
Title:	Chief Executive Officer

Dated:           September 11, 2025